                                                                  CONFORMED COPY
                                                                  --------------

                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 15, 1997


                           DISCOVER CARD TRUST 1991 F
                           --------------------------
             (Exact name of Registrant as specified in its charter)


Delaware                         0-19752                   Not Applicable
--------                         -------                   --------------
(State of                        (Commission               (IRS Employer
organization)                    File Number)              Identification No.)


c/o Discover Receivables Financing Group, Inc.
12 Read's Way
New Castle, Delaware                                             19720
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (302) 323-7826


                                 Not Applicable
                 ----------------------------------------------
                 (Former address, if changed since last report)






                                  Page 1 of 15
                         Index to Exhibits is on page 4

Item 5. Other Events


On August 15, 1997 the Registrant made available the Monthly Certificateholders' Statement for the Due Period of July 1997, which is attached as Exhibit 21 hereto.

Item 7.  Financial Statements and Exhibits

(c) Exhibits


Exhibit No.         Description

21 Monthly Certificateholders' Statement for Discover Card Trust 1991 F related to the Due Period ending July 31, 1997.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           DISCOVER CARD TRUST 1991 F
                                  (Registrant)

                           By: DISCOVER RECEIVABLES FINANCING
                               GROUP, INC.
                               as originator of the Trust


                           By:      Birendra Kumar
                              --------------------------------
                              Birendra Kumar
                              Vice President and Treasurer


Date: August 15, 1997

                                  EXHIBIT INDEX

Exhibit No.         Description

21 Monthly Certificateholders' Statement for Discover Card Trust 1991 F related to the Due Period ending July 31, 1997